                            SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of
            the Securities Exchange Act of 1934 (Amendment No.    )

    Filed by the Registrant /X/
    Filed by a Party other than the Registrant / /

    Check the appropriate box:
    / /  Preliminary Proxy Statement
    / / Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
    /X/  Definitive Proxy Statement
    / /  Definitive Additional Materials
    / /  Soliciting Material Pursuant to Section240.14a-11(c) or
         Section240.14a-12

                                   CARR GOTTSTEIN FOODS CO.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/X/  No fee required.
/ /  Fee computed on table below per Exchange Act Rules 14a-6(i)(1)
     and 0-11.
     (1) Title of each class of securities to which transaction applies:
         -----------------------------------------------------------------------
     (2) Aggregate number of securities to which transaction applies:
         -----------------------------------------------------------------------
     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
         -----------------------------------------------------------------------
     (4) Proposed maximum aggregate value of transaction:
         -----------------------------------------------------------------------
     (5) Total fee paid:
         -----------------------------------------------------------------------
/ /  Fee paid previously with preliminary materials.
/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
     (1) Amount Previously Paid:
         -----------------------------------------------------------------------
     (2) Form, Schedule or Registration Statement No.:
         -----------------------------------------------------------------------
     (3) Filing Party:
         -----------------------------------------------------------------------
     (4) Date Filed:
         -----------------------------------------------------------------------

                                     [LOGO]

                            ------------------------

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                              FRIDAY, MAY 15, 1998

                            ------------------------

DEAR FELLOW SHAREHOLDER:

    You are cordially invited to attend the Carr-Gottstein Foods Co. Annual Meeting of Shareholders to be held at 1:00 p.m. (Alaska Standard Time) on Friday, May 15, 1998, at the Wilda Marston Theater of the Z.J. Loussac Public Library, 3600 Denali Street, Anchorage, Alaska. The meeting will be held for the following purposes:

    1.  To elect Directors for the ensuing year; and

    2. To transact such other business as may properly come before the meeting and any adjournment thereof.

    The Board of Directors has fixed March 25, 1998 as the record date for the determination of the shareholders entitled to notice of, and to vote at, this meeting or any adjournment thereof.

    The Company's Proxy Statement is submitted with this meeting notice. Financial and other information concerning the Company is contained in the enclosed Annual Report for the fiscal year ended December 28, 1997.

                                          By the Order of the Board of Directors

                                          /s/ DONALD ANDERSON

                                          Donald Anderson,
                                          SECRETARY

Anchorage, Alaska
April 22, 1998

           WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, PLEASE VOTE, DATE AND SIGN THE ENCLOSED PROXY BALLOT AND RETURN IT PROMPTLY IN THE ENVELOPE PROVIDED. IF YOU ATTEND THE MEETING, YOU MAY REVOKE YOUR PROXY AND VOTE IN PERSON.

                            CARR-GOTTSTEIN FOODS CO.

                                 6411 A STREET
                            ANCHORAGE, ALASKA 99518

                            ------------------------

                                PROXY STATEMENT

                             ---------------------

                              GENERAL INFORMATION

    This Proxy Statement and the accompanying form of proxy are furnished in connection with the solicitation of proxies by the Board of Directors of Carr-Gottstein Foods Co. ("CGF" or the "Company") for use at the Annual Meeting of Shareholders to be held at 1:00 p.m. (Alaska Standard Time) on Friday, May 15, 1998, in the Wilda Marston Theater of the Z.J. Loussac Library Building located at 3600 Denali St., Anchorage, Alaska, and at any adjournment or postponement thereof (the "Annual Meeting"). Only shareholders of record on the books of the Company at the close of business on March 25, 1998 (the "Record Date") will be entitled to notice of, and to vote at, the Annual Meeting. The Proxy Statement and the accompanying form of proxy are first being transmitted to shareholders of the Company on or about April 22, 1998.

    On the Record Date, there were issued and outstanding 8,190,796 shares of common stock, each share entitling the holder thereof to one vote on each matter to be voted upon at the Annual Meeting. The presence, in person or by proxy, of holders of record of a majority of the outstanding shares of common stock is required to constitute a quorum for the transaction of business at the Annual Meeting.

    Shares of common stock represented at the Annual Meeting by a properly executed and returned proxy will be voted in accordance with the instructions specified therein. If no instructions are noted, the proxy will be voted in favor of the nominees for election as directors listed herein, and in accordance with the discretion of the named proxies on any other matters properly brought before the Annual Meeting. Any shareholder executing a proxy has the power to revoke it at any time prior to the voting thereof on any matter (without, however, affecting any vote taken prior to such revocation) by delivering written notice to the Secretary of the Company, by submitting a subsequently dated proxy, or by voting in person at the Annual Meeting.

    Abstentions and broker non-votes are counted for purposes of determining the presence of a quorum for the transaction of business. With regard to the election of directors, votes may be cast in favor of or withheld; votes that are withheld will be excluded entirely from the vote and will have no effect on the outcome. Abstentions may be specified on any proposals other than the election of directors and will be counted as present for purposes of the item on which the abstention is noted. Therefore, such abstentions will have the effect of a negative vote. Under applicable Delaware law, broker non-votes are not counted for purposes of determining the votes cast on a proposal. To the Company's knowledge, the only action to be presented at the Annual Meeting will be the election of directors.

    Proxies will be initially solicited by mail. Further solicitation may be in person or by mail, telephone or facsimile by directors, executive officers and employees of the Company, but such persons will not be specifically compensated for such services. The Company will request banking institutions, brokerage firms, custodians, nominees, and fiduciaries to forward solicitation material to the beneficial owners of common stock of the Company held of record by such persons, and the Company will reimburse the forwarding expense. The expense of the solicitation of proxies will be borne by the Company.

    The mailing address of the Company is 6411 A Street, Anchorage, Alaska, 99518 (telephone number (907) 561-1944).

   OWNERSHIP OF VOTING SECURITIES BY CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

    The following table sets forth information regarding the beneficial ownership of the Company's common stock as of March 25, 1998 (the "Table Date") (except as otherwise noted) as to (i) all shareholders known by the Company to be the beneficial owners of more than five percent of its outstanding shares of common stock; (ii) each director and nominee; (iii) each executive officer named in the summary compensation table; and (iv) all directors and officers as a group. Except as noted below, each person or entity has sole voting and investment power with respect to the shares shown.

                                                                              PERCENT OF
                                                             NUMBER OF          SHARES
NAME AND ADDRESS                                              SHARES          OUTSTANDING
-------------------------------------------------------      ---------        -----------
Green Equity Investors, L.P. ..........................      2,869,592           35.0%
  c/o Leonard Green & Associates, L.P.
  11111 Santa Monica Blvd, Suite 2000
  Los Angeles, California 90025

Leonard I. Green ......................................      2,879,614(1)        35.2%
  c/o Leonard Green & Associates, L.P.
  11111 Santa Monica Blvd, Suite 2000
  Los Angeles, California 90025

Jonathan D. Sokoloff ..................................      2,872,098(1)        35.1%
  c/o Leonard Green & Associates, L.P.
  11111 Santa Monica Blvd, Suite 2000
  Los Angeles, California 90025

Gregory J. Annick .....................................      2,870,093(1)        35.0%
  c/o Leonard Green & Associates, L.P.
  11111 Santa Monica Blvd, Suite 2000
  Los Angeles, California 90025

Jennifer A. Holden Dunbar .............................      2,869,843(1)        35.0%
  c/o Leonard Green & Associates, L.P.
  11111 Santa Monica Blvd, Suite 2000
  Los Angeles, California 90025

John J. Cairns, Chairman ..............................        333,991(2)         4.1%
  Carr-Gottstein Foods Co.
  6411 A Street
  Anchorage, Alaska 99518

E. Dean Werries .......................................         25,000(3)           *
  Fleming Companies, Inc.
  P.O. Box 26647
  Oklahoma City, Oklahoma 73126-0647

Donald Gallegos .......................................         20,000(4)           *
  King Soopers
  P.O. Box 5567
  Denver, Colorado 80217

                                                                              PERCENT OF
                                                             NUMBER OF          SHARES
NAME AND ADDRESS                                              SHARES          OUTSTANDING
-------------------------------------------------------      ---------        -----------
Lawrence H. Hayward, Chief Executive Officer ..........        300,000(5)         3.7%
  Carr-Gottstein Foods Co.
  6411 A Street
  Anchorage, Alaska 99518

Donald J. Anderson, Chief Financial Officer ...........         81,000(6)         1.0%
  Carr-Gottstein Foods Co.
  6411 A Street
  Anchorage, Alaska 99518

Jeffry Philipps, Senior Vice President--Store                   50,000(5)           *
  Operations ..........................................
  Carr-Gottstein Foods Co.
  6411 A Street
  Anchorage, Alaska 99518

Tammy L. Jerry, Vice President--Perishables ...........          9,805(7)           *
  Carr-Gottstein Foods Co.
  6411 A Street
  Anchorage, Alaska 99518

J. Michael Moxness, General Counsel ...................         24,400(8)           *
  Carr-Gottstein Foods Co.
  6411 A Street
  Anchorage, Alaska 99518

First Manhattan Co. ...................................        537,925(9)(10)     6.6%
  437 Madison Avenue
  New York, NY 10022

All directors and officers as a group (10 persons).....      3,737,068(11)       45.6%

------------------------

 (1) The shares shown as beneficially owned by Messrs. Green, Sokoloff, and Annick and Ms. Holden Dunbar include 2,869,592 shares owned of record by Green Equity Investors, L.P. ("GEI"). These individuals, or corporations owned solely by each of them, are general partners of Leonard Green & Associates, L.P., general partner of GEI. As such, they have shared voting and investment power with respect to all shares held by GEI. However, such individuals disclaim beneficial ownership of the securities held by GEI except to the extent of their respective pecuniary interests therein.

 (2) The shares shown as beneficially owned by Mr. Cairns include 158,368 shares of common stock that may be acquired upon the exercise of stock options which are exercisable at the Table Date or within 60 days of such date.

 (3) The shares shown as beneficially owned by Mr. Werries include 20,000 shares of common stock which may be acquired upon the exercise of stock options which are exercisable at the Table Date or within 60 days of such date.

 (4) The shares shown as beneficially owned by Mr. Gallegos consist of shares of common stock that may be acquired upon the exercise of stock options which are exercisable at the Table Date or within 60 days of such date.

 (5) The shares shown as beneficially owned by Mr. Hayward and Mr. Philipps consist of shares of Common Stock that may be acquired upon the exercise of stock options which are exercisable at the Table Date or within 60 days of such date.

 (6) The shares shown as beneficially owned by Mr. Anderson include 75,000 shares of common stock that may be acquired upon the exercise of stock options which are exercisable at the Table Date or within 60 days of such date.

 (7) The shares shown as beneficially owned by Ms. Jerry include 7,800 shares of common stock that may be acquired upon the exercise of stock options which are exercisable at the Table Date or within 60 days of such date.

 (8) The shares shown as beneficially owned by Mr. Moxness include 17,800 shares of common stock that may be acquired upon the exercise of stock options which are exercisable at the Table Date or within 60 days of such date.

 (9) This information is as of December 31, 1997 and is derived solely from public filings by the named shareholder.

(10) The aggregate amount of 537,925 shares includes 438,155 shares owned by family members of general partners of First Manhattan Co. which are being reported for informational purposes. First Manhattan Co. disclaims dispositive power as to 35,000 of such shares and beneficial ownership as to 403,155 of such shares.

(11) The shares shown as beneficially owned by all officers and directors as a group include 278,968 shares of Common Stock that may be acquired upon the exercise of stock options which are exercisable at the Table Date or within 60 days of such date.

*   Less than 1%

1.  ELECTION OF DIRECTORS

INFORMATION ABOUT THE BOARD OF DIRECTORS

    The entire Board of Directors, consisting of seven members, is to be elected at the Annual Meeting, to hold office until the 1999 Annual Meeting of Shareholders and until their respective successors have been elected and qualified.

    The Bylaws of the Company provide for the Company to have not less than five nor more than ten directors, the exact number being set by resolution of the Board. In the case of a vacancy during the year, the Board of Directors may elect another director as a replacement until the next Annual Meeting of the Shareholders or may leave the vacancy unfilled. Decisions regarding the election of new directors during the year are based upon such considerations as the size of the Board and the need to obtain fresh perspectives or to replace the particular skills or experience of former directors. As of the Record Date, the number of directors has been determined by resolution of the Board to be seven
(7). The following persons are currently serving as Directors of the Company:
LEONARD I. GREEN, JONATHAN D. SOKOLOFF, GREGORY J. ANNICK, JOHN J. CAIRNS, LAWRENCE H. HAYWARD, E. DEAN WERRIES, and DONALD E. GALLEGOS.

    The Company's Bylaws provide that any shareholder entitled to vote in the election of directors may nominate a person for election as a director. Any such shareholder must give written notice of such shareholder's intent to make the nomination to the Secretary of the Company not later than 90 days in advance of the meeting or, if later, the seventh day following the first public announcement of the date of the meeting. The notice must set forth: (i) the name and address of the shareholder who intends to make the nomination and of the person or persons to be nominated; (ii) a representation that the shareholder is a holder of record of stock of CGF entitled to vote at such meeting and intends to appear in person or by proxy at the meeting and nominate the person or persons specified in the notice; (iii) a description of all arrangements or understandings between the shareholder and each nominee and any other person (naming such person) pursuant to which the nomination is to be made by the shareholder; (iv) such other information as would be required to be included in a proxy statement filed pursuant to the proxy rules of the United States Securities and Exchange Commission (the "SEC") had the nominee been nominated by the Board; and (v) the consent of each nominee to serve as a director of CGF if so elected. The Chairman of the Annual Meeting may, in his discretion, determine and declare to the meeting that a proposed nomination was not made in accordance with the foregoing procedures, and the proposed nomination shall be disregarded.

    The Board of Directors of CGF held four meetings during 1997. Each of the Directors attended at least 75% of the meetings of the Board.

COMMITTEES OF THE BOARD

    The Board of Directors has an Audit Committee, which is charged with the responsibility to direct and supervise the financial audit of the Company, including, but not limited to, the selection and supervision of the auditors. The Committee consists of Messrs. Werries, Gallegos, and Annick. The Committee met four times during 1997.

    The Board of Directors has a Compensation Committee, which reviews the compensation of the officers of the Company, and a Stock Option Committee which determines awards, if any, of stock options to employees under the Company's 1991 Employee Stock Option Plan. During 1997, these Committees each consisted of Messrs. Green, Sokoloff, and Annick. The committees met concurrently on four occasions during 1997.

    The Board of Directors has a Recruitment Committee, consisting of Messrs. Sokoloff and Cairns. The Committee is responsible for the nomination of individuals to serve on the Board of Directors. The Committee will consider nominations from shareholders made in accordance with the Company's bylaws. A single vacancy on the Board of Directors occurred during 1997 upon the retirement of Mark Williams. The Board elected Chief Executive Officer Lawrence Hayward to fill the vacant position. Therefore, this committee did not meet during 1997.

    During 1997, each of the Directors attended at least 75% of the meetings of the committee on which such director served.

NOMINEES FOR ELECTION

    The seven nominees elected to the Board of Directors will be those receiving the highest number of votes cast by the shareholders entitled to vote in the election. Unless otherwise instructed, it is the intention of the persons named in the accompanying form of proxy to vote shares represented by properly executed proxies for the nominees of the Board of Directors named below.

    The following information is provided with respect to each nominee for election to the Board of Directors. Although the Board of Directors anticipates that the nominees will be available to serve as directors of the Company, should any of them not accept the nomination or otherwise be unwilling or unable to serve, it is intended that the proxies will be voted for the election of a substitute nominee or nominees, if any, designated by the Board of Directors.

    JOHN J. CAIRNS, 70, is the current Chairman of the Board of CGF. He joined Carr-Gottstein Inc., CGF's predecessor, in 1981 and served as General Manager, Executive Vice President, Chief Operating Officer, Secretary, and a director until the sale of its operating assets to CGF in 1990. From 1990 until 1993, Mr. Cairns served as President of CGF and served as Chairman of the Board of Directors of CGF. In 1993, he was made Chief Executive Officer upon the creation of that position. In September 1994, Mr. Cairns retired from his position as Chief Executive Officer. Mr. Cairns continues to serve as Chairman and is employed by the Company on a part-time basis to assist the Chief Executive Officer on special projects and matters of strategic planning. Prior to joining CGF's predecessor, Mr. Cairns held various operating, administrative, and executive positions with the Great Atlantic and Pacific Tea Company from 1943 to 1978 and served as Vice President--Corporate Development and a director of Smith Management Corporation, a regional retail food operator in Salt Lake City, from 1978 to 1981.

    LAWRENCE H. HAYWARD, 43, is President and Chief Executive Officer of CGF. He joined the Company in March 1995 as its Senior Vice President and Chief Operating Officer and was promoted to President and Chief Executive Officer in August 1996. From 1981 until 1990, Mr. Hayward served in various corporate positions at American Stores Company at its headquarters in Salt Lake City, Utah. From 1990 to 1995, Mr. Hayward was employed by Buttrey Food and Drug Co. as Vice President for Distribution/Transportation, Vice President for Support Services and then Vice President of Store Operations. Mr. Hayward currently serves on the Board of Directors of Western Association of Food Chains, Inc.

    LEONARD I. GREEN, 64, has served as a director of the Company since 1990. Since 1989, he has been, individually or through a corporation, a partner of LGA, a merchant banking firm that is the general partner of GEI. Since 1994, Mr. Green has also been an executive officer and equity owner of Leonard Green & Partners, L.P. ("LGP"), a second merchant banking firm that manages another investment fund. Before forming LGA in 1989, Mr. Green had been a partner of the merchant banking firm of Gibbons, Green, van Amerongen for more than five years. Mr. Green is also a director of Rite-Aid Corporation, Communications & Power Industries, Inc., and Hechinger Company.

    JONATHAN D. SOKOLOFF, 40, has been a director of the Company since 1990. He joined LGA as a partner in 1990. Mr. Sokoloff has also been an executive officer and equity owner of LGP since its formation in 1994. Mr. Sokoloff was previously a managing director in corporate finance at Drexel Burnham Lambert Incorporated. Mr. Sokoloff is also a director of TwinLab Corporation, Gart Sports Company and Hechinger Company.

    GREGORY J. ANNICK, 34, has been a director of the Company since 1990. He joined LGA as an associate in 1989, became a principal in 1993, and through a corporation became a partner in 1994. Since 1994, Mr. Annick has also been an executive officer and equity owner of LGP. From 1988 to 1989, he was an associate with the merchant banking firm of Gibbons, Green, van Amerongen. Before that time, Mr. Annick was a financial analyst in mergers and acquisitions with Goldman, Sachs & Co. Mr. Annick is also a director of Communications & Power Industries, Inc., Leslie's Poolmart, Inc., Hechinger Company and Liberty Group Publishing, Inc.

    E. DEAN WERRIES, 68, became a director of CGF in 1994. From 1989 to 1994, Mr. Werries served as Chairman of the Board of Fleming Companies, Inc. He joined Fleming in 1955 and held various positions within that company through 1988, when he was appointed President and Chief Executive Officer. In 1994, Mr. Werries retired as Chairman. He currently serves as Chairman of the Board of Sonic Corp.

    DONALD E. GALLEGOS, 63, became a director of CGF in 1994. He is the retired President of King Soopers, a retail grocery chain owned by Kroger, Inc. On April 1, 1997, after serving seven years as President, Mr. Gallegos retired from that position and became Chairman of the Executive Committee. Mr. Gallegos held various positions with King Soopers prior to being appointed Senior Vice President of King Soopers in 1982 and then President in 1990.

VOTE REQUIRED

    The seven nominees elected to the Board of Directors will be those receiving the highest number of votes cast by the shares entitled to vote in the election. THE BOARD OF DIRECTORS RECOMMENDS A VOTE IN FAVOR OF EACH NOMINEE.

2.  OTHER BUSINESS

    Management knows of no other business that will be presented for action at the Annual Meeting of Shareholders. If other business requiring a vote of the shareholders should come before the meeting, the persons designated as your proxies will vote or refrain from voting in accordance with their best judgment.

                             EXECUTIVE COMPENSATION

SUMMARY COMPENSATION TABLE

    The following table shows the compensation paid by the Company to the Chief Executive Officer and each of the four other most highly compensated executive officers during the fiscal years ended December 31, 1995 ("Fiscal Year 1995"), December 29, 1996 ("Fiscal Year 1996"), and December 28, 1997 ("Fiscal Year 1997").

                           SUMMARY COMPENSATION TABLE

                                                                                             LONG TERM
                                                                                            COMPENSATION
                                                                                           --------------
                                                                                             SECURITIES
                                                                ANNUAL COMPENSATION          UNDERLYING
                                                            ---------------------------       OPTIONS            ALL OTHER
NAME AND PRINCIPAL POSITION                 FISCAL YEAR     SALARY($)      BONUS($)          AWARDED(#)      COMPENSATION($)(9)
------------------------------------------  ------------    ---------   ---------------    --------------    ------------------
Lawrence H. Hayward, .....................          1997      325,000            50,000(4)          0                 1,951
  Chief Executive Officer/President                 1996      246,703                 0       235,000(5)                951
                                                    1995(1)   160,000            50,000       100,000(5)                595

Donald J. Anderson, ......................          1997      150,000            40,000        60,000(6)              1,549
  Chief Financial Officer                           1996      150,020                 0             0                 1,461
                                                    1995(2)    78,619            20,000        50,000(6)                168

Jeffry Philipps, .........................          1997(3)   132,693                 0        50,000                   425
  Senior Vice President of Store
  Operations

J. Michael Moxness, ......................          1997      128,023                 0             0                 1,960
  General Counsel                                   1996      128,023                 0             0                 1,661
                                                    1995      128,124            20,000        18,800(7)              1,659

Tammy Jerry, .............................          1997       99,135            20,000             0                 1,391
  Vice President--Perishables                       1996       84,423                 0             0                 1,351
                                                    1995       78,315            17,000         8,500(8)              1,351

------------------------

(1) Mr. Hayward commenced employment with the Company on March 7, 1995.

(2) Mr. Anderson commenced employment with the Company on April 17, 1995.

(3) Mr. Philipps commenced employment with the Company on February 1, 1997.

(4) This amount consists of a payment guaranteed to Mr. Hayward in 1996 as a part of his appointment as Chief Executive Officer of the Company. It was voluntarily deferred by Mr. Hayward until 1997.

(5) During 1996, Mr. Hayward received an option to purchase up to 35,000 shares of common stock in exchange for the surrender of an option to purchase a like number of shares, and he received a second option to purchase up to 200,000 shares of common stock. During 1995, Mr. Hayward received an option to purchase up to 65,000 shares of common stock in exchange for the surrender of an option to purchase a like number of shares, and he received a second option to purchase up to 35,000 shares of common stock. See "Ten-Year Option Repricings" below.

(6) During 1997, Mr. Anderson received an option to purchase up to 35,000 shares of common stock in exchange for the surrender of an option to purchase a like number of shares, and he received a second option to purchase up to 25,000 shares of common stock. During 1995, Mr. Anderson received an option to purchase up to 15,000 shares of common stock in exchange for the surrender of an option to purchase a like number of shares, and he received a second option to purchase up to 35,000 shares of common stock. See "Ten-Year Option Repricings" below.

(7) During 1995, Mr. Moxness received an option to purchase up to 13,800 shares of common stock in exchange for the surrender of an option to purchase a like number of shares, and he received a second option to purchase up to 5,000 shares of common stock. See "Ten-Year Option Repricings" below.

(8) During 1995, Ms. Jerry received an option to purchase up to 5,000 shares of common stock in exchange for the surrender of an option to purchase a like number of shares, and she received a second option to purchase up to 3,500 shares of common stock. See "Ten-Year Option Repricings" below.

(9) Amounts represent contributions made by the Company during 1997 to its Carr-Gottstein Foods Co. Retirement Savings and Investment Plan of $1,237 each on behalf of Messrs. Hayward, Anderson, and Moxness and Ms. Jerry. Amounts also include life insurance premiums paid during 1997 of $714 for Mr. Hayward, $312 for Mr. Anderson, $425 for Mr. Philipps, $723 for Mr. Moxness, and $154 for Ms. Jerry.

EMPLOYMENT AGREEMENTS

    The Company has an employment agreement with Lawrence Hayward, its Chief Executive Officer, which may be terminated at will at any time by either party. If Mr. Hayward's employment is terminated without cause by the Company, he will continue to receive his annual salary until July 31, 1999 or for twelve months following the termination, whichever is longer.

    The Company has employment agreements with Donald Anderson, its Chief Financial Officer, and Jeffry Philipps, its Senior Vice President of Store Operations. These agreements may be terminated at will at any time by either party. If the officer's employment is terminated without cause by the Company, he will continue to receive his annual salary for twelve months following the termination.

OPTION GRANTS IN LAST FISCAL YEAR

    The following table sets forth information concerning options granted to the Company's executive officers named in the Summary Compensation Table during the last fiscal year ended December 28, 1997. In accordance with SEC rules, shown are the hypothetical gains or "option spreads" that would exist for the respective options. These gains are based on the assumed rates of annual compound stock price appreciation of 5% and 10% from the date the option was granted over the full option term. These hypothetical numbers are calculated based on requirements promulgated by the SEC and do not reflect the Company's estimate of future stock performance.

                                                                                                POTENTIAL REALIZABLE
                                                                                                  VALUE AT ASSUMED
                                                                                                  ANNUAL RATES OF
                                NUMBER OF     % OF TOTAL                                            STOCK PRICE
                                  SHARES       OPTIONS                                            APPRECIATION FOR
                                UNDERLYING    GRANTED TO                                            OPTION TERM
                                 OPTIONS     EMPLOYEES IN     EXERCISE     EXPIRATION           --------------------
             NAME               GRANTED(#)   FISCAL YEAR    PRICE ($/SH)      DATE      0%($)          5%($)           10%($)
------------------------------  ----------   ------------   ------------   ----------   -----   --------------------   -------
Lawrence H. Hayward               --           --              --             --        --           --                  --
Donald J. Anderson              60,000(1)        55%            3.62        01/02/07      0           136,500          346,500
Jeffry Philipps                 50,000           45%            4.88        10/03/07      0           153,500          389,000
J. Michael Moxness                --           --              --             --        --           --                  --
Tammy Jerry                       --           --              --             --        --           --                  --

------------------------

(1) This grant included the exchange of an option to purchase up to 35,000 shares of the Company's common stock for the surrender of an option to purchase up to a like number of shares, having the effect of repricing the option. See "Ten Year Option Repricings" chart below.

   AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR AND FISCAL YEAR-END OPTION
                                     VALUES

    The following table sets forth certain information concerning exercise of options by each of the Company's executive officers named in the Summary Compensation Table during the last fiscal year ended December 28, 1997. In addition, the table includes the number of shares covered by both exercisable and unexercisable stock options as of March 25, 1998. Also reported are the values for "in the money" options, which represent the positive spread between the exercise prices of any such existing stock options and the fair market value of the Company's common stock as of March 25, 1998.

                                                                                           VALUE OF UNEXERCISED
                                                              NUMBER OF UNEXERCISED            IN-THE-MONEY
                                                                OPTIONS AT FISCAL               OPTIONS AT
                                                  VALUE            YEAR-END (#)           FISCAL YEAR-END ($)(1)
                              SHARES ACQUIRED   REALIZED    --------------------------  --------------------------
            NAME              ON EXERCISE (#)      ($)      EXERCISABLE  UNEXERCISABLE  EXERCISABLE  UNEXERCISABLE
----------------------------  ---------------  -----------  -----------  -------------  -----------  -------------
Lawrence H. Hayward                 --             --          300,000        --           443,500        --
Donald J. Anderson                  --             --           75,000        --           109,650        --
Jeffry Philipps                     --             --           50,000        --             2,900        --
J. Michael Moxness                  --             --           17,800          1,000       28,400              0
Tammy L. Jerry                      --             --            7,800            700       10,290              0

------------------------

(1) Value based on market value of the Company's common stock as of December 28, 1997, minus the exercise price.

                           TEN-YEAR OPTION REPRICINGS

    The following table summarizes all repricings of stock options held by the Company's executive officers named in the Summary Compensation Table at any time since July 2, 1993.(1) See "Compensation Committee Report on Executive Compensation."

                                         SECURITIES
                                         UNDERLYING       MARKET PRICE       EXERCISE                    LENGTH OF ORIGINAL
                                          NUMBER OF       OF STOCK AT        PRICE AT                       OPTION TERM
                                           OPTIONS          TIME OF          TIME OF          NEW        REMAINING AT DATE
                                         REPRICED OR      REPRICING OR     REPRICING OR     EXERCISE      OF REPRICING OR
        NAME               DATE          AMENDED (#)       AMENDMENT        AMENDMENT        PRICE           AMENDMENT
--------------------    -----------     -------------     ------------     ------------     --------     ------------------
                                                              ($)              ($)            ($)
Lawrence H. Hayward        08/07/96         35,000            3.62             5.25           3.62       9 years, 4 months
                           12/20/95(2)      50,000            5.25             5.88           2.88       9 years, 2 months
                           12/20/95(2)      15,000            5.25             5.88           2.88       9 years, 4 months

Donald J. Anderson         01/02/97         35,000            3.62             5.25           3.62       8 years, 11 months
                           12/20/95(2)      15,000            5.25             5.88           2.88       9 years, 4 months

Jeffry Philipps             --              --               --               --              --                 --

J. Michael Moxness         12/20/95(2)       4,800            5.25             5.39           2.88       6 years, 5 months
                           12/20/95(2)       4,000            5.25             5.83           2.88       7 years, 3 months
                           12/20/95(2)       5,000            5.25             5.88           2.88       8 years, 8 months

Tammy L. Jerry             12/20/95(2)       3,000            5.25             5.83           2.88       7 years, 3 months
                           12/20/95(2)       2,000            5.25             5.88           2.88       8 years, 8 months

------------------------

(1) The Company became a reporting company under Section 13(a) of the Securities Exchange Act of 1934 on July 2, 1993.

(2) In November of 1995, the Company completed a tender offer in which it repurchased approximately 49% of its outstanding common stock at a price in excess of the market price of the stock at the time. In order to provide a similar value to holders of stock options, the Company re-issued outstanding stock options on December 20, 1995 with an exercise price below the new market price.

DIRECTOR COMPENSATION

    During 1997, John Cairns received a salary of $50,000 as compensation for his services as Chairman of the Board. Directors Williams, Hayward, Green, Sokoloff, and Annick received no compensation for serving on the Board of Directors. Directors Gallegos and Werries are compensated $20,000 for each year's service as director and $1,000 for each committee meeting they attend. All directors are reimbursed for their out-of-pocket expenses in attending Board meetings.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

    The Compensation Committee of the Board of Directors consists of Messrs. Green, Sokoloff and Annick. See "Certain Relationships and Related Transactions."

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

    GEI holds approximately 35% of the Company's Common Stock. The general partner of GEI is Leonard Green & Associates ("LGA"). Leonard I. Green, Jonathan
D. Sokoloff and Gregory J. Annick (or corporations controlled by them) are partners of LGA. Messrs. Green, Sokoloff and Annick are directors of the Company and members of the Compensation Committee. The Company pays LGA an annual fee, plus expenses, for providing management, consulting and financial planning services to the Company, including assistance in strategic planning, negotiating and structuring financings and exploring expansion opportunities for the Company. The Company believes that the contacts and expertise provided by LGA in these areas enhance the Company's opportunities and management's expertise in these matters. These specialized consulting services overlap somewhat with the roles of Messrs. Green, Sokoloff and Annick as directors, for which they do not receive any additional compensation. The amount of the fee paid to LGA has been approved by the Board of Directors of the Company, including the disinterested directors. The Company believes that the terms of its agreement with LGA are comparable to what could be obtained from an unrelated but equally qualified third party. In addition to providing ongoing management consulting services, LGA may receive additional fees from time to time for providing consulting services in connection with major financial transactions that may be undertaken in the future. Total fees paid by the Company to LGA under this arrangement were approximately $577,633, $450,000, and $450,000 for Fiscal Year 1995, Fiscal Year 1996 and Fiscal Year 1997, respectively. This services agreement expires on December 31, 2000.

COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION(1)

    The Compensation Committee (the "Committee") of the Board of Directors is composed of Directors who are not employees of the Company. During fiscal 1997, the Compensation Committee was composed of Leonard I. Green, Jonathan D. Sokoloff, and Gregory J. Annick. The Committee recommends actions to the Board of Directors regarding the annual compensation to be paid to the Chief Executive Officer ("CEO") and the other executive officers of CGF. The Committee strives to achieve competitive levels of compensation that (i) recognize the performance and achievements of the individual; (ii) reflect the overall financial performance of the Company; (iii) align the interests of the executive officers with the long-term interests of the shareholders; and (iv) assist the Company in attracting and retaining qualified and effective executive employees.

    In general, the compensation of executive employees consists of a base salary, an annual incentive bonus and the award of stock options. During 1993, the Committee carried out a complete re-evaluation of

------------------------

    (1) This Section is not "soliciting material," is not deemed "filed" with the Securities and Exchange Commission and is not to be incorporated by reference in any filing of the Company under the Securities Act of 1933, or the Securities Exchange Act of 1934, regardless of date or any general incorporation language in such filing.

the Company's executive compensation structure, based in significant part on comparative compensation data developed from a peer group of 19 publicly traded food companies. The study also considered the regional cost of living and the relative distance of the Company's Alaskan headquarters from the 48 contiguous states.

    Using this study as a baseline, the Board adopted a compensation structure for the executive and management employees of the Company. During each ensuing year through Fiscal 1997, the Compensation Committee reviewed the compensation levels of the top executive and management positions in the Company in view of the goals stated above. They have not materially varied these levels.

    BASE SALARY--The Committee believes that base salaries for executive employees of the Company are set at approximately the median range of salaries paid by the comparison group of food companies used in the compensation study described above. Salaried positions are assigned an approximate salary grade pursuant to a system that considers objective criteria, such as the employee's financial responsibility and supervisory duties, and the education and skill required to perform the employee's functions; however, the determination of an individual's specific salary also involves subjective judgments. Within each grade, salaries are determined within a range based on subjective factors such as the employee's contribution to the Company and individual performance.

    INCENTIVE BONUS PROGRAM--Performance bonuses, if any, are paid annually, following the release of financial results for the applicable fiscal year. The bonus program is designed to provide additional incentive to officers and managers of the Company to meet and exceed certain performance goals set by the Board. In determining the bonus amounts, the Compensation Committee refers to a financial goal for Company performance, which is set by the Board of Directors in the first quarter of the applicable fiscal year. The Company's performance goal is stated in terms of earnings before taxes, interest or depreciation. At the time the Company's performance goal is set, each executive rank is assigned a target bonus, expressed as a percentage of salary, which would be awarded if the Company achieved its performance goal. Individual bonuses may be adjusted by the Compensation Committee in the event of special individual circumstances and performance.

    STOCK OPTION PLAN--Stock Options are awarded to employees pursuant to the Company's Employee Stock Option Plan. The Plan is administered by the Stock Option Committee, the members of which are Directors not eligible to receive awards under the Plan. During 1997, the Stock Option Committee consisted of Leonard I. Green, Jonathan D. Sokoloff, and Gregory J. Annick. The Stock Option Committee determines when and to whom awards will be granted, the vesting period, and the number of shares covered by each award. During January of 1997, the Committee approved the repricing of an option held by Chief Financial Officer Donald Anderson to purchase up to 35,000 shares of common stock. The option was repriced from $5.25 per share to $3.62 per share, which was the market price for common stock at the time of the repricing. This action was in recognition of a substantial increase in duties and responsibilities assigned to Mr. Anderson as part of a restructuring of management roles following the appointment of Mr. Hayward as Chief Executive Officer.

    COMPENSATION OF THE CHIEF EXECUTIVE OFFICER--Larry Hayward became the Chief Executive Officer of the Company on August 10, 1996. He had formerly served as Chief Operating Officer. In view of his new responsibilities, the Board of Directors set his base salary at $325,000, which remains unchanged through the date of this report. Mr. Hayward is eligible for annual incentive bonuses up to 60% of his base salary, based upon the Company's ability to achieve annual financial goals as described above in the section on the Incentive Bonus Program. Mr. Hayward also receives a $15,000 non-business travel allowance.

    The Revenue Reconciliation Act of 1993 disallows, under some circumstances, the ability of publicly held corporations to take a tax deduction for remuneration of its Chief Executive Officer or certain other executive officers to the extent that such remuneration exceeds $1,000,000 per year for taxable years beginning on or after January 1, 1994. During 1997, no employee of the Company had compensation exceeding $1,000,000, and the Company does not anticipate that the compensation of any employee will exceed this amount during 1998. The Committee is considering the effect of the IRS rule and the relative advantages and costs of further restructuring its compensation program in order to qualify any compensation in excess of the compensation cap for deductibility under the tax law.

    By the members of the Compensation Committee.

                                          Leonard I. Green
                                          Jonathan D. Sokoloff
                                          Gregory J. Annick

                               PERFORMANCE GRAPH

    Shown below is a line graph comparing the cumulative total return to holders of CGF common stock, the Standard & Poors 500 Index ("S&P 500") and the Standard & Poors Industry Index for Retail Stores -- Food Chains ("Retail Stores") from July 2, 1993 (the first day of trading of CGF common stock on the New York Stock Exchange) to December 28, 1997. PLEASE NOTE THAT IN NOVEMBER OF 1995, THE COMPANY SUCCESSFULLY COMPLETED A TENDER OFFER TO REPURCHASE 7,500,000 SHARES OR APPROXIMATELY 49% OF ITS OUTSTANDING COMMON STOCK.

                     COMPARISON OF CUMULATIVE TOTAL RETURN*
           AMONG CARR-GOTTSTEIN FOODS CO., S&P 500 AND RETAIL STORES
                        JULY 2, 1993 - DECEMBER 28, 1997

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                CARR-GOTTSTEIN FOODS CO.       S & P 500     S & P RETAIL (FOOD CHAINS)
7/02/93                                  100          100                              100
12/93                                     70          105                               99
12/94                                     44          106                              106
12/95                                     38          146                              136
12/96                                     25          180                              158
12/97                                     33          240                              206
DOLLARS

* Assuming $100 invested in CGF common stock and each Index on July 2, 1993 and reinvestment of all dividends.

                               OTHER INFORMATION

INDEPENDENT AUDITORS

    The Board of Directors has appointed the firm of KPMG Peat Marwick, certified public accountants, as independent auditors to make an audit of the accounts of the Company and its subsidiaries for the fiscal year 1998. KPMG Peat Marwick has audited the accounts and records of the Company and its subsidiaries since 1990.

    Representatives of KPMG Peat Marwick are expected to attend the Annual Meeting of Shareholders and to have the opportunity to make a statement if they so desire and to respond to questions from shareholders.

COMPLIANCE WITH SECTION 16(A) OF THE SECURITIES EXCHANGE ACT OF 1934

    To the Company's knowledge, based solely upon review of the copies of reports furnished to the Company and written representations that no other reports were required, the officers, directors, and greater than ten-percent shareholders have complied during 1997 with all requirements under Section 16(a) of the Securities Exchange Act of 1934.

COPIES OF ANNUAL REPORT ON FORM 10-K

    The Company will furnish, without charge, a copy of its most recent Annual Report on Form 10-K to the Securities and Exchange Commission and to each person solicited hereunder who mails a written request to Investor Relations, Finance Department, Carr-Gottstein Foods Co., 6411 A Street, Anchorage, Alaska, 99518. The Company will also furnish, upon payment of a reasonable fee to cover the expense of reproduction and mailing, a copy of all exhibits to such Annual Report on Form 10-K.

SHAREHOLDER PROPOSALS FOR 1999 ANNUAL MEETING

    Any proposals of Shareholders intended to be presented for inclusion in the Company's Proxy Statement and Form of Proxy for the next Annual Meeting scheduled to be held in 1999 must be received in writing by the Corporate Secretary, Carr-Gottstein Foods Co., 6411 A Street, Anchorage, Alaska, 99518, not later than December 18, 1998 in order for such proposal to be considered for inclusion in the Company's Proxy Statement and proxy relating to the 1999 Annual Meeting.

    For a proposal to be properly brought before a meeting of the shareholders, the shareholder making such proposal must have given notice thereof in writing to the Corporate Secretary not less than 90 days in advance of the meeting or, if later, the seventh day following the first public announcement of the date of the meeting. A shareholder's notice to the Secretary shall set forth as to each matter the shareholder proposes to bring before the meeting (1) a brief description of the business desired to be brought before the meeting and reasons for conducting such business at the meeting, (2) the name and address, as they appear on the Company's books, of the shareholder proposing such business, (3) the number of shares beneficially owned by the shareholder, and (4) any material interest of the shareholder in such business. In addition, the shareholder making such proposal shall promptly provide any other information reasonably requested by the Company. The Chairman of such meeting shall direct that any business not properly brought before the meeting shall not be considered.

    It is important that your shares be represented and voted at the Annual Meeting. WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING, PLEASE COMPLETE, SIGN, AND RETURN THE ENCLOSED PROXY CARD IN THE PRE-ADDRESSED ENVELOPE PROVIDED WITH THIS NOTICE. No additional postage is required if mailed in the United States. If you attend the Annual Meeting, you may withdraw your proxy and vote in person.

                                          By order of the Board of Directors

                                          /s/ DONALD ANDERSON

                                          Donald Anderson
                                          CORPORATE SECRETARY

April 22, 1998

Anchorage, Alaska

                PROXY                                PROXY

                         CARR GOTTSTEIN FOODS CO.

THIS PROXY IS SOLICITED BY AND ON BEHALF OF THE BOARD OF DIRECTORS FOR THE ANNUAL MEETING OF SHAREHOLDERS MAY 15, 1998

    The undersigned hereby appoints Donald Anderson and Michael Moxness, and each of them, with full power of substitution in each, as Proxies, and hereby authorizes them to represent and to vote, as designated below, all shares of Common Stock of CARR-GOTTSTEIN FOODS CO. which the undersigned may be entitled to vote at the Annual Meeting of Shareholders to be held on May 15, 1998, and any and all adjournments or postponements thereof.

           (Continued and to be Signed and Dated on reverse side)

             ANNUAL MEETING OF SHAREHOLDERS
                  FRIDAY, MAY 15, 1998

Please mark your votes as indicated in this example /X/.

1. Election of Directors: John J. Cairns, Lawrence H. Hayward, Leonard I. Green, Jonathan D. Sokoloff, Gregory J. Annick, E. Dean Werries, Donald E. Gallegos.

FOR all nominees listed (except as marked to the contrary)  / /

WITHHOLD AUTHORITY to vote for all nominees listed below.

INSTRUCTIONS: To withhold authority to vote for any individual nominee, strike a line through the nominee's name in the list above.

ANY PREVIOUS PROXY CARD EXECUTED BY THE UNDERSIGNED IS HEREBY REVOKED.

Receipt of notice of the Annual Meeting and the Proxy Statement is hereby acknowledged.

Dated _________________, 1998

_____________________________

_____________________________
Signature of Stockholder(s)

Note: Joint owners should each sign. Executors, administrators, trustees, guardians and attorneys should so indicate signing. Attorneys should submit powers of attorney. Corporations and partnerships should sign in full corporate or partnership name by an authorized officer, noting name and title.

PLEASE MARK, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE
ENCLOSED ENVELOPE